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                                                                   EXHIBIT 10.14

                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.

                                 STOCK PURCHASE
                                       and
                               TRANSFER-AGREEMENT


THIS AGREEMENT is made and entered into this 15th day of July, 1996, by and between CELL GENESYS, INC. ("CG") and ABGENIX, INC. ("ABGENIX") .

     CG is engaged, among other activities, in the Antibody Business as defined in Article 1.

     CG's Board of Directors has determined that CG will (a) transfer to ABGENIX the assets of the Antibody Business and other specified assets and liabilities related to the Antibody Business as set forth herein, (b) provide $10,000,000 in cash to ABGENIX to fund its operations, (c) cause ABGENIX to issue to CG shares of ABGENIX's Series A Senior and Series 1 Subordinated Convertible Preferred Stock as set forth in Article 2, and (d) lend ABGENIX up to $4,000,000 in exchange for a convertible promissory note.

     The parties hereto have determined that it is necessary and desirable to set forth in this Agreement and in the Transaction Agreements (as defined in Section 3(h)) the principal corporate transactions determined by CG and ABGENIX to be appropriate to effect the transfer of the Antibody Business to ABGENIX and to set forth other agreements and undertakings by and between CG and ABGENIX.

     Simultaneously with the execution of this Stock Purchase and Transfer Agreement, CG and ABGENIX are entering into the Transaction Agreements.



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     NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

     1.   Definitions.

          "Antibody Business" shall mean the discovery, research, development, manufacturing, marketing and use for any purpose of all products that contain antibodies (excluding any Universal Receptor Product and any Gene Therapy Product), from any source, and the discovery, creation, development and use of transgenic mouse strains that make antibodies containing human variable regions.

          "ABGENIX Biological Materials" shall mean, without limitation, all cell lines, hybridomas, antibodies, YACs, vectors, mice and all other materials that relate to the Antibody Business as set forth on Exhibit A-1 hereto (which such Exhibit shall be updated and completed by mutual agreement of the parties no later than September 15, 1996).

          "CG Biological Materials" shall mean, without limitation, the materials as set forth on Exhibit A-2 hereto (which such Exhibit shall be updated and completed by mutual agreement of the parties no later than September 15, 1996).

          "Closing" shall have the meaning given in Section 5.1.

          "Collaboration Agreement" shall mean the Collaboration Agreement among CG, JT Immunotech USA Inc. and Xenotech, L.P. effective June 12, 1991, as amended.

          "Gene Therapy Product" shall mean a product based on the transfer or use of DNA, RNA, or hybrids thereof to treat or




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prevent disease by means of ex vivo or in vivo gene delivery, including without limitation the use of both viral and non-viral gene transfer systems.

     "Joint Biological Materials" shall mean, without limitation, the materials as set forth on Exhibit A-3 hereto (which such Exhibit shall be updated and completed by mutual agreement of the parties no later than September 15, 1996).

     "Know-How" shall mean, without limitation, all methods, prototypes, techniques, processes, technical and other information, unpatented inventions, trade secrets, concepts, ideas, data, experimental methods and results, sequences, assays, descriptions, protocols, business or scientific plans, correspondence, competitor information, depictions, supplier lists and any other information that relates to or is useful in the Antibody Business.

     "MRLOA" shall mean the Master Research License and Option Agreement effective June 28, 1996, by and among CG, Japan Tobacco Inc., and Xenotech, L.P.

     "Patent Rights" shall mean (i) all U.S. patents and patent applications listed on Exhibit B hereto and patents issuing on such applications; (ii) any continuations, continuations-in-part, divisionals, reexaminations, reissues or extensions of any of (i) above and (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above.

     "Note" shall mean the Convertible Promissory Note in the form of Exhibit I.

     "Preferred Stock" shall have the meaning given in Section 2.1.




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     "Transaction Agreements" shall mean the Services Agreement, the
Immunization Services Agreement, the Governance Agreement, the Tax Sharing Agreement, the Gene Therapy Rights Agreement, the Voting Agreement, the Note, and the Patent Assignment Agreement, each by and between CG and ABGENIX and of even date herewith, attached hereto respectively, as Exhibits C, D, E, F, G, H, I and J.

     "Universal Receptor Product" shall have the meaning set forth in the MRLOA.

     2.   Purchase and Sale of Shares of Preferred Stock; Loan.

          2.1 Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements hereinafter set forth, ABGENIX shall issue and sell to CG, and CG shall subscribe for and purchase from ABGENIX 1,691,667 shares of Series A Senior Convertible Preferred Stock and 2,058,333 shares of Series 1 Subordinated Convertible Preferred Stock of ABGENIX (collectively, the "Preferred Stock"), having the designations, powers, preferences and voting, conversion and other special rights and qualifications, limitations and restrictions set forth in Exhibit K hereto for the consideration specified in Section 5 hereof.

          2.2 Subject to the terms and conditions hereof, CG agrees to make a loan to ABGENIX in the principal amount of up to $4,000,000 in exchange for which ABGENIX will execute the Note.




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     3. Representations and Warranties of ABGENIX.

        ABGENIX represents and warrants to CG that:

          (a) Organization, Good Standing, Power, Etc. ABGENIX (i) is a corporation duly incorporated; validly existing and in good standing under the laws of Delaware; (ii) has not yet commenced to do business in any other jurisdiction; and (iii) has all requisite corporate power and authority to (x) own or lease and operate its properties and carry on its business as presently being conducted and (y) execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

          (b) Articles of Incorporation and By-Laws. ABGENIX's Certificate of Incorporation and By-Laws, copies of which are attached hereto as Exhibits L and M, are in full force and effect and ABGENIX is not in violation of any of the provisions thereof.

          (c) Capitalization. The authorized capital stock of ABGENIX consists as of the date hereof of 20,000,000 shares of Preferred Stock, par value $0.0001 per share, of which on the date hereof no shares are issued and outstanding, and 50,000,000 shares of Common Stock, par value $0.0001 per share, of which on the date hereof, no shares are issued and outstanding.

          (d) Outstanding Rights to Purchase Securities. ABGENIX does not have outstanding any options, warrants, or other rights to purchase or to convert any security or obligation into, any shares of its capital stock, nor has ABGENIX agreed to issue or sell any shares of its capital stock; however, ABGENIX has committed to adopt a stock plan covering 1,600,000 shares of its Common Stock for grants of stock options and restricted stock to employees, consultants and directors.




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          (e) Valid Issuance. The Preferred Stock, when issued, paid for and delivered as contemplated by this Agreement, will be validly issued and fully paid.

          (f) Authorization of Agreement. This Agreement and the Transaction Agreements have been duly and validly authorized, executed and delivered by ABGENIX (and assuming due authorization, execution and delivery by CG) constitute valid and binding obligations of ABGENIX.

          (g) Effect of Agreement, Etc. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby in the manner contemplated herein will not, to the reasonable best knowledge of ABGENIX, violate any material provisions of law, statute, rule or regulation to which ABGENIX is subject.

          (h) Government Consents. To the reasonable best knowledge of ABGENIX, no consent; authorization, license, permit, registration or approval of, or exemption or other action by, any governmental or public body or authority except the Commissioner of Corporations of the State of California is required in connection with (i) the execution, delivery, and performance by ABGENIX of this Agreement; (ii) the issuance, sale and delivery of the Preferred Stock; and
(iii) the execution, delivery and performance in substantially the forms attached hereto of the Transaction Agreements.

     4. Representations and Warranties of CG.

        CG represents and warrants to ABGENIX that:

          (a) Organization, Good Standing, Power, Etc. CG (i) is a corporation duly incorporated, validly existing and in




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good standing under the laws of the State of Delaware; (ii) is duly qualified to do business and is in good standing in each United States jurisdiction in which failure to do so would have a material adverse effect on its business; and (iii) has all requisite power and authority to (x) own or lease and operate its properties and carry on its business as presently being conducted and (y) execute, deliver and perform this Agreement and consummate the transactions contemplated hereby and thereby.

          (b) Authorization of Agreements. This Agreement and the Transaction Agreements have been duly and validly authorized, executed and delivered by CG and (and assuming due authorization, execution and delivery by ABGENIX) constitute the valid and binding obligations of CG;

          (c) Government Consents. To the reasonable best knowledge of CG; no consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental or public body or authority except the Commissioner of Corporations of the State of California is required in connection with (i) the execution, delivery and performance by CG of this Agreement and (ii) the execution, delivery and performance of the Transaction Agreements.

          (d) Effect of Agreements, Etc. The execution, delivery and performance of this Agreement, and the Transaction Agreements and consummation of the transactions contemplated hereby and thereby in the manner contemplated herein and therein will not, with or without the giving of notice or the lapse of time or both, to the reasonable best knowledge of CG (i) violate any material provisions of law, statute, rule or regulation to




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which CG is subject; (ii) violate any judgment, order, writ, injunction or decree of any court applicable to CG; or (iii) result in the breach of, or conflict with any material term, covenant, condition or provision of, require the modification or termination of, constitute a default under, or result in the creation or imposition of any material lien, pledge, mortgage, claim, charge or any encumbrance whatsoever upon any of the properties or assets of CG pursuant to any corporate charter, by-law, commitment, contract or other agreement or instrument to which CG is a party or by which any of its assets or properties is or may be bound or affected or from which CG derives material benefit.

          (e) Investment Purposes. It is acquiring the Preferred Stock and Note for its account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Preferred Stock or Note.

          (f) Private Placement. It acknowledges that the offering and sale of the Preferred Stock and the Note are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder.

          (g) Accredited Investor. It is capable of evaluating the merits and risks of its investment in ABGENIX and has the capacity to protect its own interests.




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     5. Closing; Purchase Price.

          5.1 Subject to the terms and conditions of this Agreement, the issuance and sale of the Preferred Stock and consummation of the other transactions contemplated hereby (the "Closing") shall take place at 3:0O P.M, on July 19, 1996 or such other time or date as the parties may agree at the offices of CG at 322 Lakeside Drive, Foster City, California.

          5.2 Subject to the terms and condition of this Agreement, ABGENIX will deliver to CG at the Closing:

               5.2.1 Certificates for the shares of Preferred Stock registered in the name of CG against payment therefor as set forth in Section 5.3 hereof;
5.2.2 duly executed copies of the Transaction Agreements; and

               5.2.3 the Note; provided that if at the Closing a permit has not been received from the California Department of Corporations for issuance of the Note, the parties shall use good faith efforts to obtain such permit and the Note shall be delivered upon its receipt.

          5.3 Subject to the terms and conditions of this Agreement, CG will:

               5.3.1 In exchange for the shares of Series A Senior Convertible Preferred Stock, (a) deliver or transfer to the account of ABGENIX the sum of $10 million in readily available funds and (b) assign the employee notes in the aggregate principal amount of $150,000 listed on Exhibit N hereto;




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               5.3.2 In exchange for the shares of Series 1 Subordinated
Preferred Stock, assign to ABGENIX all of its right, title and interest in and to the assets of the Antibody Business including but not limited to (a) the Patent Rights, (b) all Know-How that relates exclusively to the Antibody Business and all Know-How as defined in the Collaboration Agreement (c) the ABGENIX Biological Materials, (d) the equipment, furniture and fixtures leased by CG and used in the Antibody Business as listed on Exhibit O hereto (which such Exhibit shall be updated and completed by mutual agreement of the parties no later than September 15, 1996), subject to the assumption by ABGENIX of the remaining lease obligations for such capital equipment, (e) existing agreements that relate to the Antibody Business including but not limited to the agreements listed on Exhibit P hereto (which such Exhibit shall be updated and completed by mutual agreement of the parties no later than September 15, 1996), subject to the assumption by ABGENIX of and its agreement to perform any obligation thereunder and the indemnification agreement of ABGENIX as set forth in Section 8.3, (f) CG's partnership interest in Xenotech, L.P., (g) all shares of capital stock owned by CG in Xenotech, Inc., and (h) the Mice or rights to the Mice as such term is defined in the MRLOA;

               5.3.3 Grant to ABGENIX as further consideration (and CG hereby makes such grant effective at the Closing) a worldwide, royalty-free, fully paid up, perpetual, irrevocable license, with the right to sublicense, to use the Joint Biological Materials and to practice any Know-How owned or controlled by CG that relates both to the Antibody Business and




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to other businesses of CG, and to make, have made, sell or otherwise distribute products incorporating the Joint Biological Materials and such Know-How, which license shall be for use solely in the Antibody Business and the Expanded Field (as such term is defined in the Collaboration Agreement), and which shall be exclusive within such field of use;

               5.3.4 Grant to ABGENIX as further consideration (and CG hereby makes such grant effective at the Closing) a worldwide, royalty-free, fully paid up, perpetual, irrevocable license, with the right to sublicense, to use the CG Biological Materials, and to make, have made, sell or otherwise distribute products incorporating the CG Biological Materials, which license shall be for use solely in the Antibody Business, and which shall be exclusive within such field of use;

               5.3.5 Grant to ABGENIX as further consideration (And CG hereby makes such grant effective at the Closing) a nonexclusive, worldwide, royalty-free, fully paid up, perpetual, irrevocable license, with the right to sublicense, to practice any Know-How and to use any reagents and other materials owned or controlled by CG that may be unrelated to the Antibody Business, and to make, have made, sell or otherwise distribute products incorporating such Know-How and materials, to the extent required to practice the Patent Rights and the Know-How assigned to ABGENIX pursuant to Section 5.3.2 or licensed under Sections 5.3.3 or 5.3.4;

               5.3.6 Deliver to ABGENIX duly executed copies of the Transaction Agreements.




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          5.4 Subject to the terms and conditions of this Agreement, ABGENIX will grant to CG (and ABGENIX hereby makes such grant effective at the Closing), a worldwide, royalty-free, fully paid up, perpetual, irrevocable license, with the right to sublicense, under Patent Rights arising under patent docket number Cell 22 (as set forth on Exhibit B), to make, have made, use, sell or otherwise distribute products covered by such patent outside of the Antibody Business, which license shall be exclusive in such field of use except for any rights of JT Immunotech USA Inc., in the Expanded Field.

          5.5 Notwithstanding the provisions of Section 5.3.2, no agreement shall be assigned hereunder if such assignment would constitute a breach thereof. If any agreement set forth above cannot be assigned by CG to ABGENIX because, despite its reasonable best efforts, CG is unable to secure the required consent of a third party to such assignment, CG, if intellectual property is involved, will grant to ABGENIX an exclusive, worldwide, royalty-free license with right of sublicense to the applicable intellectual property rights to the extent it is legally permitted to do so and subject to ABGENIX's agreement to be bound by and perform all the obligations of CG under any such agreement.

     6.   Registration Rights; Legend.

          6.1  Registration Rights.

               6.1.1 Request for Registration.

                    (a) If ABGENIX shall receive, at any time after six months following the initial public offering of Common Stock of ABGENIX (other than pursuant to a registration statement




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relating either to the sale of securities to employees of ABGENIX pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from CG, that ABGENIX file an underwritten registration statement under the Securities Act covering the registration of at least five percent of the Registrable Securities held by CG (a "Demand Registration"), ABGENIX shall, subject to the limitations set forth below, as soon as practicable, use its reasonable best efforts to effect such registration under the Securities Act. "Registrable Securities" shall mean all Common Stock of ABGENIX issued or issuable upon conversion of the Series A Senior Convertible Preferred Stock, Series 1 Subordinated Convertible Preferred Stock and the Note, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares.

                    (b) The underwriter shall be selected by CG but shall be reasonably acceptable to ABGENIX. CG (together with ABGENIX) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                    (c) In addition, ABGENIX shall not be obligated to effect, or to take any action to effect, any registration:

                        (1) Within 90 days after the effective date of any registration statement effected by ABGENIX, whether for its own Account or for the account of others; or

                        (2) On Form S-1 (or any comparable or successor form to such form) after ABGENIX has effected one




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Demand Registration and such registration has been declared or ordered effective. CG shall nevertheless have the continuing right to additional registrations on Form S-3 (or any comparable successor form to such form) even though it has already had an effective Demand Registration so long as the gross proceeds of the offering are expected to be at least $500,000. Registrations on Form S-3 need not be underwritten.

                    (d) ABGENIX shall use its reasonable best efforts to register and qualify the securities covered by any such registration statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by CG; provided that ABGENIX shall not be required in connection therewith or as a condition thereto to qualify to-do business or to file a general consent to services of process in any such states or jurisdictions, unless ABGENIX is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                    (e) ABGENIX shall cause all such securities registered pursuant to any such registration to be listed on each U.S. securities exchange or quotation system on which similar securities issued by ABGENIX are then listed.

               6.1.2 Piggyback Registration.

                    (a) In the event ABGENIX decides to register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Common Stock held by CG, ABGENIX will promptly give CG written notice thereof (which




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shall include a list of the jurisdictions in which ABGENIX intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws). Upon the written request of CG delivered to ABGENIX within 14 days after delivery of such written notice from ABGENIX, ABGENIX shall, subject to the limitations set forth below, include in such registration, all Registrable Securities (as defined above) that CG has requested to be so registered.

                    (b) If the registration of which ABGENIX gives notice is for a registered public offering involving an underwriting, ABGENIX shall so advise CG as a part of the written notice given pursuant to Section 6.1.2(a) above. In such event the right of CG to registration shall be conditioned upon such underwriting and the inclusion of the Registrable Securities in such underwriting to the extent provided in this section. CG shall (together with ABGENIX and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering. CG shall have no right to participate in the selection of the underwriters for an offering pursuant to this section.

                    (c) In the event the underwriter's representative advises CG in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration require a limitation of




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the number of shares to be underwritten, the underwriter's representative may:

                        (1) in the case of ABGENIX's initial public offering, exclude some or all Registrable Securities from such registration and underwriting; and

                        (2) in the case of any registered public offering subsequent to ABGENIX's initial public offering, limit the number of shares of Registrable Securities to be included in such registration and underwriting; provided, however, that the total number of shares of Registrable Securities CG to be included in such registration shall not be less than one-third of the total number of shares included in such registration. In such event, the underwriter's representative shall so advise CG and the number of shares of Registrable Securities that may be included in the registration and underwriting (if any) shall be allocated (consistent with the preceding sentence) as follows: among CG and holders of other securities requesting and legally entitled to include shares of Common Stock in such registrations, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) requesting and entitled to inclusion in such registration held by CG and such other holders at the time of filing of the registration statement. No Registrable Securities or other securities excluded from the underwriting by reason of this section shall be included in such registration statement.

                        (3) If CG disapproves of the terms of any such underwriting, CG may elect to withdraw therefrom by




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written notice to ABGENIX and the underwriter delivered at least seven days prior to the effective date of the registration statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                    (d) In the event of any registration of Registrable Securities pursuant to this Section 6.1.2, ABGENIX will exercise its best efforts to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such jurisdictions as CG shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; provided, however, that ABGENIX shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               6.1.3 Expenses. All expenses incurred by ABGENIX in complying with Section 6 of this Agreement (including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for ABGENIX and one special counsel for CG (if different from counsel for ABGENIX), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration) shall be borne by ABGENIX; provided, nonetheless, that all such expenses incurred in connection with any registration that is solely for the benefit of CG shall be paid by CG. Notwithstanding the above, ABGENIX shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 6 if the registration request is subsequently




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withdrawn at the request of CG; provided, however, that if at the time of such withdrawal, CG shall have learned of a material adverse event with respect to the condition, business, or prospects of ABGENIX not known to CG at the time of its request, then ABGENIX shall be required to pay such expenses. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement shall be borne by the holders of the securities registered pro rata on the basis of the number of shares registered.

               6.1.4 Indemnification.

                     (a) To the extent permitted by law, ABGENIX will indemnify CG, each of its officers, directors and each person controlling CG, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by ABGENIX of the Securities Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any state securities law, or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, applicable to ABGENIX and relating to action or inaction required




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of ABGENIX in connection with any such registration, qualification or compliance; and ABGENIX will reimburse CG, each of its officers, directors, and legal counsel, each such underwriter, and each person who controls CG or such underwriter, for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this section shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of ABGENIX (which consent shall not unreasonably be withheld); and provided, further, that ABGENIX will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to ABGENIX by CG, its officers, directors, or legal counsel, underwriter, or controlling person and stated to be specifically for use in connection with the offering of securities of ABGENIX.

                    (b) To the extent permitted by law, CG will, if Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected pursuant to this Agreement, indemnify ABGENIX, each of its directors and officers, each underwriter, if any, of ABGENIX's securities covered by such a registration statement, each person who controls ABGENIX or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue




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

statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by CG of the Securities Act, the 1934 Act or any state securities law, or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, applicable to CG and relating to action or inaction required of CG in connection with any such registration, qualification or compliance; and will reimburse ABGENIX, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to ABGENIX by CG and stated to be specifically for use in connection with the offering of securities of ABGENIX, provided, however, that CG's liability under this section shall not exceed CG's proceeds from the offering of securities made in connection with such registration; and provided, further, that the indemnity contained in this section shall not apply to amounts paid in settlement of any such claim, loss, damage,




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

liability or action if settlement is effected without the consent of CG (which consent shall not unreasonably be withheld).

                    (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, jointly with any other indemnifying party similarly noticed; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of ABGENIX and CG in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this section, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this section, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 6.1.4.

               6.1.5 Limitations on Registration Rights Granted to Other Security Holders. ABGENIX shall not enter into any; agreement with any holder or prospective holder of any securities of ABGENIX providing for the granting to such holder of any registration rights, except that, with the consent of ABGENIX, additional holders of ABGENIX securities may be granted registration rights on a pari passu basis with CG with regard to any or all securities of ABGENIX held by them.

               6.1.6 Transfer of Rights. The registration rights granted by ABGENIX to CG under this Agreement may be assigned to a transferee or assignee of at least 250,000 shares of Common Stock, Series A Senior Convertible Preferred Stock or Series 1 Subordinated Convertible Preferred Stock of ABGENIX held by CG, including shares issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares, other than shares that are sold to the public; provided that (a) ABGENIX is given written notice of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and (b) the transferee or assignee of such rights is not a person deemed by the Board of Directors of ABGENIX, in its best judgment, to be a competitor of ABGENIX.

          6.2 Legend. Each certificate representing (i) the Preferred Stock and
(ii) any other securities issued in respect of the Preferred Stock or upon any stock split, stock dividend, recapitalization, merger, conversion, consolidation or similar event relating to the Preferred Stock, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend or legends required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     7.   Inventions.

          It is contemplated that the parties may continue to share facilities for a period of six months after the Closing, and possibly longer by mutual agreement. During such time employees of CG and ABGENIX may continue to exchange ideas and concepts. Accordingly, the parties agree that:

          (a) Any inventions made solely by CG employees shall be the property of CG and any inventions made solely by employees of ABGENIX shall be the property of ABGENIX, and the respective owner shall be responsible for filing, prosecuting, maintaining, enforcing and defending any patent applications or issued patents with respect thereto.

          (b) Any inventions made jointly by employees of CG and employees of ABGENIX shall be jointly owned by the parties, and the parties shall mutually agree on how to share the responsibility and expense of filing, prosecuting, maintaining, enforcing and defending any patent applications or issued patents with respect thereto.

          (c) Notwithstanding the foregoing, CG hereby agrees to grant to ABGENIX an exclusive, worldwide, royalty-free license with right to sublicense to practice in the Antibody Business CG's rights to any such jointly-owned invention, whether or not patented, that is made during the period that the parties jointly share facilities under the Services Agreement and for six months thereafter, and ABGENIX hereby agrees to grant to CG an exclusive, worldwide, royalty-free license with right of sublicense to practice outside the Antibody Business ABGENIX's rights to any such jointly owned invention, whether or not patented, that is made during the period of joint sharing of facilities under the Services Agreement and for six months thereafter.

     8.   Certain Particular Agreements of CG and ABGENIX.

          8.1 Except as expressly provided herein, ABGENIX and CG agree that thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other party pursuant to this Agreement (including, without limitation, know-how), except to the extent that it can be established by the receiving party by competent proof that such information:

          (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure; provided, however, that this exception shall not apply to information assigned or licensed exclusively by it to the other hereunder;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

          (d) was subsequently lawfully disclosed to the receiving party by a person other than the disclosing party; or

          (e) was developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

          Notwithstanding the foregoing, a party hereto may nevertheless disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of another party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

          8.2 Effective at the Closing, ABGENIX assumes and agrees to discharge when due all obligations of the Business, including without limitation all obligations of CG under the agreements, contracts and other obligations transferred under this Agreement. In addition, effective at the Closing, ABGENIX agrees to assume liability for the accrued vacation time of those CG employees transferred to ABGENIX.

          8.3 To the extent permitted by law, ABGENIX shall indemnify CG, each of its officers, directors, agents, and each person controlling CG, if any, against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon (a) the breach or alleged breach by ABGENIX of any agreement, contract or other obligation transferred to ABGENIX under this Agreement, (b) claims relating to products manufactured and/or sold by or through ABGENIX, (c) claims made by persons who immediately prior to the Closing were employees of CG and who immediately after the Closing become employees of ABGENIX, and (d) operation of the Business after the Closing; and ABGENIX agrees to reimburse each indemnified person for any legal and other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity contained in this section shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of ABGENIX (which consent shall not unreasonably be withheld); and provided, further, that the indemnity contained in this section shall not apply to any amounts covered by CG's insurance.

          8.4 Right of First Refusal.

          (a) ABGENIX hereby grants to CG the right of first refusal to purchase up to its Pro Rata Share of New Securities (as defined below) which ABGENIX may, from time to time, propose to sell and issue so long as CG's Pro Rata Share is at least fifty percent. CG may purchase said New Securities on the same terms and at the same price at which ABGENIX proposes to sell the New Securities. The "Pro Rata Share" of CG for purposes of this right of first refusal, is the ratio of (i) the total number of shares of Common Stock held by CG (including any shares of Common Stock into which shares of any convertible securities held by CG are convertible) to (ii) the total number of shares of Common Stock and Common Stock options outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of convertible securities are convertible).

          (b) "New Securities" shall mean any capital stock of ABGENIX, whether authorized or not, and any rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) convertible securities issued by ABGENIX in the first private financing concluded within one year after the date of this Agreement; (ii) securities offered pursuant to a registration statement filed under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by ABGENIX by merger, purchase of substantially all of the assets, or other reorganization, if approved by ABGENIX's Board of Directors; (iv) shares issued or issuable to employees pursuant to a plan or arrangement approved by ABGENIX's Board of Directors (except to the extent that such shares would cause an adjustment to the conversion rate of any of ABGENIX's convertible securities); (v) shares issued without consideration pursuant to a stock dividend, stock split, or similar transaction; and (vi) warrants, and shares issuable upon exercise of such warrants, issued in connection with equipment leasing or facility financing transactions approved by ABGENIX's Board of Directors.

          (c) In the event ABGENIX proposes to undertake an issuance of New Securities, it shall give CG written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which ABGENIX proposes to issue the same the number of shares which CG is entitled to purchase, and a statement that CG shall have 20 days to respond to such Notice. CG shall have 20 days from the date of receipt of the Notice to agree to purchase any or all of its Pro Rata Share of the New Securities for the price and upon the terms specified in the Notice by giving written notice to ABGENIX and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms.

          (d) In the event that CG fails to exercise in full the right of first refusal within said 20 day period, ABGENIX shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall, be closed, if at all, within 60 days from date of said agreement) to sell the New Securities respecting which CG's rights were not exercised, at a price and upon general terms no more favorable to the purchaser thereof than specified in the Notice. In the event ABGENIX has not sold the New Securities within said 90 day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of said agreement), ABGENIX shall not thereafter issue or sell any New Securities without first offering such securities to CG in the manner provided above.

          (e) The right of first refusal granted under this Section 8.4 shall expire upon:

               (i) The effective date of a Registration Statement filed by ABGENIX in connection with a bona fide firm commitment underwritten public offering of ABGENIX's Common Stock; or

               (ii) The registration of ABGENIX's Common Stock under the 1934
Act.

          (f) The right of first refusal granted under this Section 8.3 is assignable by CG to any transferee of a minimum of 250,000 shares of Common Stock (including any shares of Common Stock into which shares of convertible securities then held by it are convertible).

          8.5 Notwithstanding any other provisions of this Agreement, neither party shall be required to take any action hereunder if such action would constitute a breach of any contract to which it is a party, including without limitation the MRLOA.

     9.   GenPharm Litigation.

     ABGENIX agrees to cooperate with CG in connection with the pending litigation between CG and GenPharm International, Inc., styled as Cell Genesys, Inc. v. GenPharm International, Inc. and Related Cross-Action (Santa Clara Superior Court Case No. CV 738041) and GenPharm International, Inc. v. Japan Tobacco, Inc., et al. (N. Dist. California Federal District Court Case No. C 96-0487 CW) (collectively the "GenPharm Litigation"). Without limiting the foregoing, ABGENIX shall (a) identify, designate and make ABGENIX employees and consultants available to serve as witnesses to testify on behalf of CG for corporate depositions; (b) assist litigation counsel to comply with CG's discovery obligations, including, without limitation, responding to written discovery requests; and (c) perform such other ministerial and administrative functions that may be necessary and appropriate to ensure that the GenPharm Litigation is prosecuted and/or defended as efficiently as possible to obtain results most favorable to CG under the circumstances. All out-of-pocket expenses (i.e., expenses paid to third parties, other than compensation paid to ABGENIX employees) incurred by ABGENIX in the performance of the foregoing obligations shall be paid or reimbursed by CG and CG shall be solely responsible for the payment of any settlement, judgment and costs incurred in the GenPharm litigation.

     10.  Miscellaneous.

          10.1 Entire Agreement. This Agreement, together with the Transaction Agreements, constitutes the entire understanding of the parties with respect to the matters provided for herein and supersedes any previous agreements and understanding between the parties with respect to the subject matter hereof and thereof. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the party against whom such amendment, modification or alteration is asserted.

          10.2 Assignment. Except as set forth in Sections 6 and 8.3(d), neither party shall delegate duties of performance or in whole or in part, rights or obligations under this without the prior written consent of the other party, except either party may assign this Agreement without such consent to an entity that acquires all or substantially all of the assets or business of such party, whether by sale, merger or otherwise. The terms and conditions of this Agreement shall be binding on and inure to benefit of the permitted successors and Assigns of the parties.

          10.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          10.4 Headings. The headings of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

          10.5 Modifications and Waivers. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar) or of the same provision in respect of a subsequent event.

          10.6 Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be sent by facsimile transmission or mailed by registered or certified mail addressed to the party to whom such notice is required or permitted to be given. All notices shall be deemed to have been given when transmitted if given by facsimile and confirmation of receipt is received or, if mailed, forty-eight hours after mailed as evidenced by the postmark at the point of mailing.

        All notices to CG shall be addressed as follows:
        Cell Genesys, Inc.
        322 Lakeside Drive
        Foster City, CA 94404
        Attention: President
        Facsimile: (415) 358-9316
        All notices to ABGENIX shall be addressed as follows:
        Abgenix, Inc.
        324 Lakeside Drive
        Foster City, CA 94404
        Attention: President
        Facsimile: (415) 358-0318

Either party may, by written notice to the other, designate a new address or number to which notices to the party giving the notice shall thereafter be mailed or sent.

          10.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of

California applicable to agreements made and to be performed in such jurisdiction.

          10.8 Further Action. At any time or from time to time after the date hereof, either party shall, at the request of the other party and at such other party's expense, execute and deliver any further instruments or documents and take all such further action as such party reasonably may request in order to consummate and make effective the transaction contemplated by this Agreement.

          10.9 Severability. If any provisions hereof shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be thereafter amended by the parties hereto such that it is thereafter legal, valid and enforceable and gives effect to the intention of the parties, but in any event the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

          10.10 No Third-Party Beneficiaries. The provisions of this Agreement are for the sole benefit of the parties of this Agreement and are not for the benefit of any third party.

          10.11 Disputes. If disagreement should arise between the parties with respect to any provision of this Agreement or the Transaction Agreements, the parties will use reasonable efforts to resolve such dispute through mediation. If the parties are unable to do so within 60 days, either party may submit the matter to binding arbitration before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any such arbitration shall be completed within 180 days following the date a party submits such matter to arbitration. No punitive damages may be awarded in any such arbitration, and enforcement of any award may be made by any court having jurisdiction over the parties.

          IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase and Transfer Agreement to be executed as of the date first above written.

                                 CELL GENESYS, INC.

                                 By: /s/ Stephen A. Sherwin
                                     -------------------------------------
                                     Stephen A. Sherwin
                                     President and Chief Executive Officer


                                 ABGENIX, Inc.

                                 By: /s/ R. Scott Greer
                                     -------------------------------------
                                     R. Scott Greer
                                     President and Chief Executive Officer

                                  Exhibit List

EXHIBIT A-1     ABGENIX Biological Materials
EXHIBIT A-2     CG Biological Materials
EXHIBIT A-3     Joint Biological Materials
EXHIBIT  B      Patents and Patent Applications
EXHIBIT  C      Services Agreement
EXHIBIT  D      Immunization Services Agreement
EXHIBIT  E      Governance Agreement
EXHIBIT  F      Tax Sharing Agreement
EXHIBIT  G      Gene Therapy Rights Agreement
EXHIBIT  H      Voting Agreement
EXHIBIT  I      Convertible Promissory Note
EXHIBIT  J      Patent Assignment Agreement
EXHIBIT  K      Certificate of Designations
EXHIBIT  L      Certificate of Incorporation
EXHIBIT  M      Bylaws
EXHIBIT  N      Employee Notes
EXHIBIT  0      Equipment, Furniture and Fixtures
EXHIBIT  P      Antibody Business Agreements

                                   Exhibit A-1

                          ABGENIX Biological Materials



[***]


























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit A-1

                          ABGENIX Biological Materials

                                   (CONTINUED)


[***]


























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit A-1

                          ABGENIX Biological Materials

                                   (CONTINUED)


[***]


























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit A-1

                          ABGENIX Biological Materials

                                   (CONTINUED)

[***]


























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit A-2

                             CG Biological Materials



[***]





























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit A-3

                           Joint Biological Materials


[***]





























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit B

DOCKET NO.      FILING      DATE      SERIAL NO.      TITLE      INVENTORS



[***]





























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit B

                                   (CONTINUED)


DOCKET NO.      FILING      DATE      SERIAL NO.      TITLE      INVENTORS



[***]





























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit C

                               Services Agreement

                                    [OMITTED]

                                    Exhibit D

                         Immunization Services Agreement

                                    [OMITTED]

                                    Exhibit E

                              Governance Agreement

                         [OMITTED -- SEE EXHIBIT 10.15]

                                    Exhibit F

                              Tax Sharing Agreement


                          [OMITTED -- SEE EXHIBIT 10.16]

                                    Exhibit G

                          Gene Therapy Rights Agreement


                         [OMITTED -- SEE EXHIBIT 10.17]

                                    Exhibit H

                                Voting Agreement

                                    [OMITTED]

                                    Exhibit I

                           Convertible Promissory Note


                                    [OMITTED]

                                    Exhibit J

                           Patent Assignment Agreement

                          [OMITTED - SEE EXHIBIT 10.18]

                                    Exhibit K

                           Certificate of Designations

                          [OMITTED -- SEE EXHIBIT 3.2]

                                    Exhibit L

                          Certificate of Incorporation


                          [OMITTED -- SEE EXHIBIT 3.1]

                                    Exhibit M

                                     By Laws


                          [OMITTED -- SEE EXHIBIT 3.4]

                                    Exhibit N

                                 Employee Notes


None.

                                    Exhibit 0

         Equipment, Furniture and Fixtures and Lease Obligations Assumed


                                    [OMITTED]

                                    Exhibit P


                          Antibody Business Agreements


[***]









[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.